Exhibit 10.2

INVESTOR RIGHTS AGREEMENT

This INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of January [●], 2020 by and among Iterum Therapeutics Bermuda Limited, a company formed under the laws of Bermuda (the “Company”), Iterum Therapeutics plc, an Irish public limited company (“Iterum”), including as guarantor, Iterum Therapeutics International Limited, a company formed under the laws of Ireland, as guarantor, Iterum Therapeutics US Limited, a company formed under the laws of Delaware, as guarantor, and Iterum Therapeutics US Holding Limited, a company formed under the laws of Delaware, as guarantor (the guarantors other than Iterum, collectively, the “Subsidiary Guarantors” and, together with Iterum, the “Guarantors”) and the “Purchasers” named in that certain Securities Purchase Agreement by and among the Company, the Guarantors and the Purchasers dated as of January 16, 2020 (the “Purchase Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

The parties hereby agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Applicable Percentage” means, with respect to any person on any date of determination, the quotient, expressed as a percentage, determined by dividing (i) the number of Ordinary Shares owned (directly or indirectly) by such person determined on a Fully Diluted Basis by (ii) the total number of Ordinary Shares that are issued and outstanding determined on a Fully Diluted Basis.

“Board” means the board of directors of Iterum.

“Closing Date” means the date of the purchase and sale of Units consisting of the Notes and the RLNs pursuant to the Purchase Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

“Exchange Shares” means Ordinary Shares issued or issuable upon the exchange of the Notes pursuant to the terms thereof.

“Exempted Securities” means

(i) Ordinary Shares (or options or other rights to acquire Ordinary Shares or securities convertible or exchangeable into or exercisable for Ordinary Shares) issued pursuant to the Rights Offering;

(ii) Ordinary Shares (or options or other rights to acquire Ordinary Shares or securities convertible or exchangeable into or exercisable for Ordinary Shares) issued as a dividend or distribution on the Notes;

(iii) Ordinary Shares (or options or other rights to acquire Ordinary Shares or securities convertible or exchangeable into or exercisable for Ordinary Shares) issued by reason of a dividend, stock split, split-up or other distribution of Ordinary Shares, subject to compliance with the terms of the Indenture;

(iv) Ordinary Shares or options or other rights to acquire Ordinary Shares issued to employees or directors of, or consultants or advisors to Iterum or any of its Subsidiaries pursuant to a plan, agreement or arrangement approved by the Board or an authorized committee thereof (including, for the avoidance of doubt and without limitation, any Ordinary Shares or options or other rights to acquire Ordinary Shares issued pursuant to Iterum’s 2015 Equity Incentive Plan and 2018 Equity Incentive Plan and any inducement grants made by Iterum pursuant to Nasdaq Listing Rule 5635(c)(4));

(v) Ordinary Shares (or options or other rights to acquire Ordinary Shares or securities convertible or exchangeable into or exercisable for Ordinary Shares) actually issued upon the exercise of options or other rights or upon the conversion or exchange of securities convertible or exchangeable into Ordinary Shares (including the Notes), in each case provided such issuance is pursuant to the terms of such option, right or other security;

(vi) Ordinary Shares (or options or other rights to acquire Ordinary Shares or securities convertible or exchangeable into or exercisable for Ordinary Shares) issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction;

(vii) Ordinary Shares (or options or other rights to acquire Ordinary Shares or securities convertible or exchangeable into or exercisable for Ordinary Shares) issued to suppliers or third-party service providers in connection with the provision of goods or services pursuant to transactions with such third parties or their Affiliates;

(viii) Ordinary Shares (or options or other rights to acquire Ordinary Shares or securities convertible or exchangeable into or exercisable for Ordinary Shares) issued in connection with sponsored research, collaboration, technology license, development, manufacturing, supply, distribution, marketing or other similar commercial agreements or strategic partnerships; or

(ix) Ordinary Shares (or options or other rights to acquire Ordinary Shares or securities convertible or exchangeable into or exercisable for Ordinary Shares) issued as acquisition consideration (but not in connection with a financing) pursuant to the acquisition of another entity by Iterum or any Guarantor by merger or the purchase of substantially all of the assets, the acquisition of assets of another entity by Iterum or any Guarantor, or other reorganization or to a joint venture agreement, provided that such issuances are approved by the Board and made in compliance with the Indenture.

“Force Majeure” means any unusual event arising from causes reasonably beyond the control of the Company or the Guarantors (or any person acting on their behalf), which by its nature could not have been foreseen by the Company or the Guarantors, or, if it could have been foreseen, was unavoidable, and which causes a delay in or prevents the performance of any obligation of the Company and the Guarantors under this Agreement, including but not limited to, acts of God, fire, war, explosions, lightning, extreme weather conditions, power failure or surges, government shutdown, terrorism, insurrection, civil disturbance, strikes or other labor disputes, or restraint by court order or order of public authority or any other cause similar to the foregoing.

“Fully Diluted Basis” means the number of Ordinary Shares outstanding or held (as the case may be), assuming the conversion, exchange or exercise of all securities or other instruments or rights that are convertible into or exercisable or exchangeable for Ordinary Shares that are outstanding. For purposes of this definition, all Notes shall be deemed exchanged on the date of determination using the Physical Settlement (as defined in the Indenture).

“Governmental Entity” means any federal, state, local, foreign, international or multinational entity or authority exercising executive, legislative, judicial, regulatory, administrative or taxing functions of or pertaining to government.

“Indenture” means the indenture, dated as of the Closing Date, among the Company, Iterum, the Subsidiary Guarantors and U.S. Bank National Association, as trustee, under which the Notes are to be issued.

“Major Investors” means Sarissa Capital Offshore Master Fund LP, Sarissa Capital Catapult Fund LLC and Sarissa Capital Hawkeye Fund LP, and their respective successors.

“New Securities” means, collectively, equity securities of Iterum (including Ordinary Shares), whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

“Note” or “Notes” means the 6.500% Exchangeable Senior Subordinated Notes due 2025, fully and unconditionally guaranteed on an unsecured senior basis by Iterum, issued by the Company pursuant to the Purchase Agreement.

“Ordinary Shares” means the ordinary shares, $0.01 nominal value, of Iterum.

“Principal Amount” means, for any RLN, the Principal Amount set forth in such RLN (which shall be a Permitted Denomination (as defined in the RLN Indenture)).

“Principal Amount Multiple” means for any RLN, the product of the Principal Amount and 100.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.

“Purchasers” means (i) the Purchasers identified in the Purchase Agreement and (ii) any permitted transferee of any Purchaser who is a subsequent holder of Registrable Securities.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registration Default” shall mean, subject to the third sentence of Section 2(a), the occurrence of any of the following: (i) the Company and the Guarantors fail to file and/or make effective a Registration Statement covering the resale of all of the Registrable Securities in accordance with the timing and other requirements set forth in Section 2(a) or (ii) if a Registration Statement filed pursuant to Section 2(a) has been declared effective and such Registration Statement ceases to be effective or the prospectus contained therein ceases to be usable for resales of Registrable Securities (a) for more than sixty (60) consecutive days during the required effectiveness period or (b) for more than one hundred twenty (120) days (whether or not consecutive) in any 12-month period during the required effectiveness period. Notwithstanding the foregoing, any day on which a Force Majeure has occurred or is continuing shall not count toward the timing requirements for the filing of a Registration Statement under clause (i) above or the calculation of the number of days in clauses (ii)(a) and (b) above.

“Registrable Securities” means (A) in the case of a Registration Statement on Form S-1 (i) the Notes, (ii) the Exchange Shares, (iii) the RLNs, and (iv) any other securities issued or issuable with respect to or in exchange for the Notes, the Exchange Shares or the RLNs, whether by merger, charter amendment or otherwise and (B) in the case of a Registration Statement on Form S-3, the Exchange Shares; provided that a security shall cease to be a Registrable Security upon the earlier of (A) a sale pursuant to a Registration Statement, and (B) such security becoming eligible for sale without restriction by a Purchaser pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act.

“Registration Statement” means any registration statement of Iterum, the Company and the Subsidiary Guarantors under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Registration Trigger” means the later of (i) the earlier of (x) the consummation of the Rights Offering and (y) the date that is one year following the Closing Date and (ii) the date on which the number of unissued Ordinary Shares that are available for issuance by Iterum, less the number of shares that are issuable upon exercise, conversion or exchange of outstanding options, warrants or other securities or that are reserved under any equity incentive plan maintained by Iterum or reserved for exchange of any Notes issued pursuant to the Rights Offering, is greater than the total number of Ordinary Shares that are issuable upon exchange of the then-outstanding Notes that were issued to the Purchasers pursuant to the Purchase Agreement on the Closing Date (disregarding any limitations on exchange in Section 14.01(c) of the Indenture).

“Required Purchasers” means, at any time, Purchasers holding Registrable Securities representing more than (a) 66 2/3% of the aggregate principal amount of Notes that constitute Registrable Securities, and (b) 66 2/3% of the aggregate Principal Amount of RLNs that constitute Registrable Securities.

“Rights Offering” means any public offering of subscription rights to purchase Units consisting of Notes and RLNs by Iterum and the Company to holders of Ordinary Shares on a pro rata basis in accordance with their share ownership as of a record date to be determined by the board of directors of Iterum or a committee thereof. The Purchasers and their Affiliates shall not be entitled to purchase any Units pursuant to the Rights Offering (regardless of whether or not under Irish or other applicable law such subscription rights are required to be offered to the Purchasers).

“RLNs” means the limited recourse royalty-linked notes issued by the Company pursuant to the Purchase Agreement.

“RLN Indenture” means the Limited Recourse Royalty-Linked Notes Indenture, dated as of the Closing Date, by and among the Company, Iterum, the Subsidiary Guarantors, Iterum Holders’ Representative LLC, as Holders’ Representative, and Computershare Trust Company, N.A., as trustee.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

“Securityholder Questionnaire” has the meaning ascribed to such term in the Purchase Agreement.

“Shareholder Approval” means such approval as may be required from time to time by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from Iterum’s shareholders with respect to the issuance of the Units (including the Notes) in connection with the sale to the Purchasers pursuant to the Purchase Agreement and/or the issuance of all Ordinary Shares issuable in connection with the exchange of any Notes issued to the Purchasers pursuant to the Purchase Agreement.

2. Registration.

(a) Registration Statement. The Company and the Guarantors shall use their best efforts to (i) promptly prepare and file with the SEC an initial Registration Statement on Form S-1 covering the resale of all of the Registrable Securities within ten (10) Business Days after the Registration Trigger and make such Registration Statement become effective with the SEC within sixty (60) days after the Registration Trigger (or as soon as practicable thereafter), and (ii) prepare, file and make become effective a Registration Statement on Form S-3 for the resale of Registrable Securities to replace the initial Registration Statement required in clause (i) prior to the time that Iterum is no longer eligible to forward incorporate by reference into a Registration Statement on Form S-1, provided that Iterum satisfies the eligibility requirements of Form S-3 at such time. In the event that Iterum again becomes eligible to forward incorporate by reference into a Registration Statement on Form S-1 at any time, Iterum shall promptly prepare and file with the SEC a Registration Statement on Form S-1 covering the resale of any Registrable Securities that are not otherwise registered pursuant to an effective Registration Statement within thirty (30) Business Days of becoming eligible. For the avoidance of doubt (I) at any time there is an effective Registration Statement on Form S-3 and Iterum is not eligible to forward incorporate by reference on Form S-1, Iterum shall not be obligated to prepare, file, make effective or maintain the effectiveness of a Registration Statement on Form S-1 and (II) at any time there is an effective Registration Statement on Form S-1 and Iterum is eligible to forward incorporate by reference into such Registration Statement, Iterum shall not be obligated to prepare, file, make effective or maintain the effectiveness of a Registration Statement on Form S-3. Subject to any SEC comments, such Registration Statements shall include the plan of distribution attached hereto as Exhibit A; provided, however, that no Purchaser shall be named as an “underwriter” in such Registration Statement without the Purchaser’s prior written consent. Such Registration Statements also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional Ordinary Shares resulting from share splits, bonus issue of shares or similar transactions with respect to the Registrable Securities. Such Registration Statements (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) hereof to the Purchasers prior to its filing or other submission.

(b) Expenses. The Company, Iterum and the Subsidiary Guarantors, other than Iterum Therapeutics International Limited, will pay all expenses associated with each Registration Statement, including (i) filing and printing fees, (ii) the Company’s and the Guarantors’ counsel and accounting fees and expenses, (iii) costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, and (iv) all rating agency fees incurred by the Company or the Guarantors (including with respect to maintaining ratings of the Notes and/or the RLNs), but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c) Effectiveness.

(i) The Company and the Guarantors shall use their best efforts to have each Registration Statement declared effective as soon as practicable after such Registration Statement is filed with the SEC. The Company or a Guarantor shall notify the Purchasers by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Purchasers with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii) For not more than sixty (60) consecutive days or for a total of not more than one hundred twenty (120) days in any twelve (12) month period, the Company or Iterum may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section 2 in the event that the Company or Iterum determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company or Iterum, the disclosure of which at the time is not, in the good faith opinion of the Company or Iterum, in the best interests of the Company or Iterum, (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading, (C) permit the Company or Iterum to conduct a sale of securities or other financing that is not a sale of Registrable Securities or (D) file a replacement Registration Statement covering the resale of Registrable Securities in connection with the expiration or anticipated expiration of an effective Registration Statement (an “Allowed Delay”); provided that the Company or Iterum shall promptly (a) notify each Purchaser in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of a Purchaser) disclose to such Purchaser any material non-public information giving rise to an Allowed Delay, (b) advise the Purchasers in writing to cease all sales under such Registration Statement until the end of the Allowed Delay and (c) use best efforts to terminate an Allowed Delay as promptly as practicable.

(d) Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Purchaser to be named as an “underwriter,” the Company and the Guarantors shall use their best efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Purchasers is an “underwriter.” The Purchasers shall have the right to select one legal counsel to review and oversee any registration or matters pursuant to this Section 2(d), including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto, which counsel shall be designated by the Required Purchasers. In the event that, despite the Company’s and the Guarantors’ best efforts and compliance with the terms of this Section 2(d), the SEC does not alter its position, the Company and the Guarantors shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Securities”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s and the Guarantors’ compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company and the Guarantors shall not agree to name any Purchaser as an “underwriter” in such Registration Statement without the prior written consent of such Purchaser. Any cut-back imposed on the Purchasers pursuant to this Section 2(d) shall be allocated among the Purchasers on a pro rata basis and shall be applied first to any of the Registrable Securities of such Purchaser as such Purchaser shall designate, unless the SEC Restrictions otherwise require or provide or the Purchasers otherwise agree. From and after such date as the Company and the Guarantors are able to effect the registration of such Cut Back Securities, the Company and the Guarantors shall use their best efforts to file a Registration Statement relating to such Cut Back Securities and to have such Registration Statement declared effective by the SEC.

(e) Registration Default.

(i) If a Registration Default occurs, then (i) with respect to Registrable Securities that constitute Notes, the interest rate on such Notes will be increased by (A) 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (B) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 1.00% per annum and (ii) with respect to Registrable Securities that constitute RLNs, interest will accrue at (A) 0.25% per annum on the Principal Amount Multiple of such RLNs for the first 90-day period beginning on the day immediately following such Registration Default and (B) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, up to a maximum of 1.00% per annum, and such interest shall become due and payable on the first Interest Payment Date (as such term is defined in the RLN Indenture) to occur after the occurrence of such Registration Default, and on each Interest Payment Date thereafter that corresponds to any Interest Measuring Period (as such term is defined in the RLN Indenture) during which such Registration Default shall be continuing. A Registration Default ends with respect to any security when such security ceases to be a Registrable Security or, if earlier, (1) in the case of a Registration Default under clause (i) of the definition thereof, when a Registration Statement filed pursuant to Section 2(a) becomes effective or (2) in the case of a Registration Default under clause (ii) of the definition thereof, when such Registration Statement again becomes effective or such Prospectus again becomes usable. If at any time more than one Registration Default has occurred and is continuing, then, until the next date that there is no Registration Default, the increase in interest rate provided for by this paragraph shall apply as if there occurred a single Registration Default that begins on the date that the earliest such Registration Default occurred and ends on the next date that there is no Registration Default.

(ii) Without limiting the remedies available to the Purchasers, the Company and the Guarantors acknowledge that any failure by the Company or the Guarantors to comply with their obligations under Section 2 hereof would result in material irreparable injury to the Purchasers for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Purchasers may specifically enforce the Company’s and the Guarantors’ obligations under this Section 2 without the need to show actual damages and without the need to post a bond or other security.

3. Company and Guarantor Obligations. The Company and the Guarantors will use their best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company and the Guarantors will:

(a) subject to the third sentence in Section 2(a), use their best efforts to cause such Registration Statement (including any additional or replacement Registration Statement) to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities that are covered by such Registration Statement, as amended from time to time, and actually issued or issuable upon exchange of the Notes have been sold, (ii) the date on which all Registrable Securities that are covered by such Registration Statement and actually issued or issuable upon exchange of the Notes may be sold without restriction pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act and (iii) the date that is six years following the date the initial Registration Statement initially becomes effective (the “Effectiveness Period”), and advise the Purchasers promptly in writing when the Effectiveness Period has expired;

(b) use their best efforts to prepare and file with the SEC such amendments and post-effective amendments to each such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c) provide copies to and permit any counsel designated by the Required Purchasers to review each Registration Statement and all amendments and supplements thereto (but excluding any documents incorporated by reference in such Registration Statement, amendments or supplements that are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or any successor system)) no fewer than three (3) Business Days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

(d) furnish to each Purchaser whose Registrable Securities are included in any Registration Statement (i) promptly after the same is prepared and filed with the SEC, if requested by the Purchaser, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company or the Guarantors to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any of the foregoing which contains information for which the Company or the Guarantors have sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser that are covered by such Registration Statement;

(e) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest practical moment;

(f) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Purchasers and their counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions requested by the Purchasers and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company and the Guarantors shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g) use their best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company or Iterum are then listed;

(h) promptly notify the Purchasers, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, but shall not (without the prior written consent of a Purchaser) disclose to such Purchaser any other material non-public information, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i) otherwise use their best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Purchasers in writing if, at any time during the Effectiveness Period, Iterum does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Purchasers are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder;

(j) with a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell securities to the public without registration, Iterum covenants and agrees to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of Iterum under the Exchange Act; and (iii) furnish to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by Iterum that it has complied with the reporting requirements of the Exchange Act, (B) a copy of Iterum’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration;

(k) make available at reasonable times at the Company or the Guarantors’ principal place of business or such other reasonable place for inspection by the Purchasers, and any attorney or accountant retained by such Purchaser, all pertinent financial and other records and pertinent corporate documents of each of the Company and the Guarantors as may be reasonably necessary for the purpose of review as reasonably requested by the Purchasers and cause the Company’s and the Guarantors’ officers, directors and employees to supply within a reasonable time period all information reasonably requested by any such Purchaser, attorney or accountant in connection with any Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness, as shall be reasonably necessary for the sole purpose of enabling such Persons to conduct an investigation within the meaning of Section 11 of the Securities Act; provided, however, that the conduct of the foregoing inspection shall be subject to the execution by all Persons party to such inspection of a reasonable confidentiality and non-use undertaking in customary form with respect to confidential and propriety information of the Company and the Guarantors; and

(l) not later than ten (10) Business Days following the date on which Shareholder Approval is obtained, provide a CUSIP number for all Registrable Securities.

4. Obligations of the Purchasers.

(a) It shall be a condition precedent to the obligations of the Company and the Guarantors to take any action pursuant to Section 2 hereof with respect to the Registrable Securities of any Purchaser that such Purchaser furnish in writing to the Company and the Guarantors a Securityholder Questionnaire and any other information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities, and such Purchaser shall execute such documents in connection with such registration as the Company and the Guarantors may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company or the Guarantors shall notify each Purchaser of the information the Company and the Guarantors require from such Purchaser if such Purchaser elects to have any of the Registrable Securities included in such Registration Statement. A Purchaser shall provide such information to the Company and the Guarantors at least three (3) Business Days prior to the first anticipated filing date of such Registration Statement if such Purchaser elects to have any of the Registrable Securities included in such Registration Statement.

(b) Each Purchaser, by its acceptance of the Registrable Securities, agrees to cooperate with the Company and the Guarantors as reasonably requested by the Company and the Guarantors in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company and the Guarantors in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Purchaser agrees that, upon receipt of any notice from the Company or the Guarantors of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to any Registration

Statement covering such Registrable Securities, until the Purchaser is advised by the Company or a Guarantor that such dispositions may again be made.

(d) Each Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement.

5. Indemnification.

(a) Indemnification by the Company and the Guarantors. The Company and the Guarantors, jointly and severally, will indemnify and hold harmless each Purchaser and its officers, directors, members, employees, investment advisers and agents, successors and assigns, and each other person, if any, who controls such Purchaser within the meaning of the Securities Act (the “Purchaser Indemnified Parties”), against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any violation by the Company or a Guarantor or their agents of any rule or regulation promulgated under the Securities Act applicable to the Company or a Guarantor or their agents and relating to action or inaction required of the Company or a Guarantor in connection with the performance of their obligations under this Agreement; or (iii) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company, a Guarantor or their agents have affirmatively undertaken or agreed in writing that the Company or a Guarantor, as applicable, will undertake such registration or qualification on a Purchaser’s behalf, and will reimburse such Purchaser, and each such Purchaser Indemnified Party for any documented, out-of-pocket legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantors will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Purchaser or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, (ii) the use by any Purchaser of an outdated or defective Prospectus after the Company or Iterum has notified such Purchaser in writing that such Prospectus is outdated or defective, (iii) a Purchaser’s failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities, (iv) a Purchaser’s fraud or (v) the disposition of any Registrable Securities pursuant to any Registration Statement or Prospectus covering such Registrable Securities during an Allowed Delay.

(b) Indemnification by the Purchasers. Each Purchaser agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, the Guarantors, their respective directors, officers, employees, stockholders, shareholders and each person who controls the Company or a Guarantor (within the meaning of the Securities Act)

against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is made in conformity with any information furnished in writing by such Purchaser to the Company and the Guarantors specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. Except to the extent that any such losses, claims, damages, liabilities or expenses are finally judicially determined to have resulted from a Purchaser’s fraud, in no event shall the liability of a Purchaser be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Purchaser in connection with any claim relating to this Section 5 and the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission) received by such Purchaser upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. Except to the extent that any such losses, claims, damages, liabilities or expenses are finally judicially determined to have resulted from the applicable holder of Registrable Securities’ fraud, in no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 5 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

6. Pre-emptive Rights.

(a) Subject to the terms and conditions of this Section 6 and applicable securities or blue sky laws, if Iterum proposes to offer or sell any New Securities, Iterum shall first offer such New Securities to each Major Investor in accordance with the terms hereof. A Major Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among (i) itself and other Major Investors, (ii) its Affiliates and (iii) its beneficial interest holders, such as limited partners, members or any other Person having “beneficial ownership,” as such term is defined in Rule 13d-3 promulgated under the Exchange Act, of such Major Investor.

(b) Iterum shall give notice (the “Offer Notice”) to each Major Investor, stating (i) its bona fide intention to offer or sell such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(c) By written notification to Iterum within thirty (30) days after the Offer Notice is delivered to a Major Investor, such Major Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the Major Investor’s Applicable Percentage. The failure of any such Major Investor to deliver such written notice within such time period shall be deemed an election by such Major Investor not to exercise its purchase rights with respect to such Offer Notice. To the extent that Iterum offers two (2) or more New Securities or other securities in units, the Major Investors must purchase such units as a whole and will not be given the opportunity to purchase only one of the securities making up such unit.

(d) Iterum shall sell all applicable New Securities to electing Major Investors on a date to be mutually determined by Iterum and the Major Investors, which date shall be during the ten (10) day period commencing at the expiration of the initial thirty (30) day election period; provided, however, that such ten (10) day period shall be extended automatically if any approvals or consents of any Governmental Entities are required to consummate the transaction and such approvals or consents are not received within such ten (10) day period for up to an additional one hundred twenty (120) days as long as such approvals or consents remain outstanding and the parties are continuing to exercise commercially reasonable efforts to obtain them.

(e) Upon the expiration of the offering period described in Section 6(d), Iterum will be free to sell, during the one hundred twenty (120) day period commencing at the expiration of, as applicable, the initial thirty (30) day election period following delivery of an Offer Notice (as may be extended in accordance with Section 6(d)), any New Securities that the Major Investors have not elected to purchase, at a sale price not less than, and on other terms no less favorable to Iterum than, those offered to the Major Investors as set forth in the Offer Notice, provided, that such one hundred twenty (120) day period shall be extended automatically if any approvals or consents of any Governmental Entities are required to consummate the transaction and such approvals or consents are not received within such one hundred twenty (120) day period for up to an additional one hundred twenty (120) days as long as such approvals or consents remain outstanding and the parties are continuing to exercise commercially reasonable efforts to obtain them. Any New Securities offered or sold by Iterum after such one hundred twenty (120) day period (as such period may be extended in accordance with the immediately preceding sentence) must be reoffered to the Major Investors pursuant to this Section 6.

(f) The election by a Major Investor not to exercise its subscription rights under this Section 6 in any one instance shall not affect its right (other than in respect of a reduction in its Applicable Percentage) as to any subsequent proposed issuance of New Securities under this Section 6. The provisions of this Section 6 shall apply equally to any issuance or sale by the Company, any of the Guarantors or any of their controlled Affiliates of equity securities that would be deemed New Securities if issued by Iterum which, for the avoidance of doubt, shall not include any issuance of New Securities by a wholly owned Subsidiary to its parent or to another wholly owned Subsidiary of such parent. Subject to the terms of this Section 6, any sale of New Securities by Iterum or any other entity covered by the preceding sentence without first giving the Major Investors the rights described in this Section 6 shall be null and void and of no force and effect.

(g) Notwithstanding the terms set forth in this Section 6, if the Board determines in good faith that Iterum must issue New Securities on an expedited basis without prior compliance with the terms of this Section 6 in order to avoid material harm to Iterum or any of its Affiliates (an “Expedited Issuance”), then, subject to compliance with the terms of the immediately following sentence, Iterum may effect and consummate such Expedited Issuance without complying with the terms set forth in this Section 6 and shall not be deemed to be in breach of this Section 6 as a result thereof. As promptly as practicable following the consummation of such Expedited Issuance, Iterum and the Major Investors shall comply with the terms of this Section 6 in respect of the New Securities issued in such Expedited Issuance such that all Major Investors have the opportunity to participate in such Expedited Issuance of New Securities and be put in the same place (including in respect of the percentage ownership of the equity securities of Iterum) they would have been had such Expedited Issuance been effected in accordance with the terms of this Section 6.

(h) Notwithstanding the terms set forth in this Section 6, Iterum may issue New Securities pursuant to the provisions of this Section 6(h) and without compliance with the other provisions of this Section 6 (each such transaction or series of related transactions, an “Excused Issuance”); provided that, in any twelve month period, without compliance with the other provisions of this Section 6, (A) the Company may not issue New Securities pursuant to the provisions of this Section 6(h) (other than Exempted Securities) which exceed (in the aggregate with all other Excused Issuances during such 12 month period) 5% of the issued and outstanding Ordinary Shares on a Fully Diluted Basis and (B) the Company may not issue New Securities pursuant to the provisions of this Section 6(h) (other than Exempted Securities) in exchange for consideration (whether in cash or other property) the value of which exceeds (in the aggregate with all other Excused Issuances during such 12 month period) $5,000,000. Notwithstanding the foregoing, the Company may only consummate two (2) Excused Issuances for so long as this Agreement is in effect.

(i) The provisions of this Section 6 (i) shall not apply to the issuance of Exempted Securities and (ii) shall terminate and be of no further force or effect as of such time that the Major Investors collectively, and together with their Affiliates, have an Applicable Percentage of less than 10%.

7. Board Matters.

(a) For so long as the Major Investors collectively, and together with their Affiliates, have an Applicable Percentage of at least 5%, in the case of the following clause (i)(x) in this sentence, and 12.5%, in the case of clause (i)(y) in this sentence: (i) promptly, and in any event no more than five (5) Business Days following the written request of the Major Investors, Iterum shall cause the Board to be expanded to consist of (x) nine (9) members or (y) ten (10) members (such number being sufficient to allow the Investor Designees to be appointed to the Board pursuant to Section 7(b)) and (ii) Iterum shall cause the Board to consist of not more than ten (10) members without the prior written consent of the Major Investors (which shall not be unreasonably withheld). The obligation of Iterum to cause the Board to consist of not more than ten (10) members as provided in the immediately preceding sentence shall terminate and be of no further force or effect as of such time that the Major Investors collectively, and together with their Affiliates, have an Applicable Percentage of less than 5%.

(b) For so long as the Major Investors, collectively, and together with their Affiliates, have an Applicable Percentage of at least 12.5%, the Major Investors shall have the right to designate two (2) directors to the Board, and for so long as the Major Investors, collectively, and together with their Affiliates, continue to have an Applicable Percentage of at least 5% but less than 12.5%, the Major Investors shall have the right to designate one (1) director to the Board, in each case in accordance with the terms of this Section 7. Any directors designated by the Major Investors in accordance with this Section 7 shall be referred to as “Investor Designees”. The right to designate one or more Investor Designees shall terminate and be of no further force or effect as of such time that the Major Investors collectively, and together with their Affiliates, have an Applicable Percentage of less than an applicable threshold percentage referenced in the first sentence of this Section 7(b). At any point in which the Major Investors are entitled to designate an Investor Designee, the Major Investors may provide written notice (a “Designation Notice”) to Iterum naming the applicable Investor Designee(s) and demanding that the applicable Investor Designee(s) be appointed to the Board. Subject to subsections (i) and (j) of this Section 7, promptly, and in any event within five (5) Business Days, following receipt of the Designation Notice, Iterum shall cause the Investor Designees to be appointed to the Board and to be members of the class of directors for the purposes of Article 152 of Iterum’s Constitution, which was subject to reelection at Iterum’s most recent annual meeting of shareholders. Following the delivery of a Designation Notice and prior to the appointment of the Investor Designees to the Board, Iterum shall not (and shall cause its Subsidiaries not to) take or approve any action outside of the ordinary course of business including (without limitation) in respect of (i) strategic transactions, joint ventures and collaborations, (ii) the sale or acquisition of assets whether by merger, consolidation or otherwise, (iii) issuance of equity other than under employee incentive plans, (iv) incurrence or prepayment of debt, (v) declaration or payment of any dividend or distribution, or (vi) the initiation or suspension of any clinical trials. With respect to any vote of the Board, each director shall have one (1) vote and approval of all matters shall require the affirmative vote of a majority of directors.

(c) Subject to the terms of this Section 7, from and after the date hereof, Iterum shall take all action within its power to cause the covenants set forth in Section 7(a) and Section 7(b) to be fulfilled in all respects including: (i) causing the Investor Designees to be named in any proxy statement of Iterum with respect to the election of members of their relevant class of the Board, (ii) soliciting the votes of shareholders in respect of the Investor Designees in the same manner and with the same level of effort as with the solicitation in respect of other members of the Board, (iii) seeking to amend any organizational documents of Iterum necessary to give effect to the Major Investors’ rights hereunder as may reasonably be requested by the Major Investors and (iv) take all actions permitted by applicable law to cause the Investor Designees to be members of the Board (including the appointment of the Investor Designees to the Board).

(d) Subject to clause (e) immediately below, in the event that an Investor Designee ceases to serve on the Board for any reason (including the death, disability or resignation of such person), the Major Investors shall be entitled to appoint a new Investor Designee in the place of such person, and the terms of this Section 7 shall apply equally to such replacement.

(e) In the event that the Applicable Percentage of the Major Investors (and their Affiliates) falls below a threshold set forth in Section 7(b) such that the Major Investors shall lose the right to designate one or more Investor Designees, if one or more Investor Designee has been designated, the Major Investors shall identify which of the Investor Designees shall no longer be an Investor Designee (such person, a “Departing Designee”), and which Investor Designee(s) (if any) will remain as such; for the avoidance of doubt, the terms of this Section 7 shall continue to apply to any Investor Designee who is not a Departing Designee. In the event of a Departing Designee, the Major Investors shall cause the removal or resignation of such Departing Designee prior to the next annual meeting of Iterum shareholders (regardless of whether the term of the class of directors of which he or she is a part expires at such annual meeting), and the provisions of Section 7(b) and (c) shall not apply to such Departing Designee, and in connection therewith (x) Iterum shall not be required to name such Departing Designee on its proxy statement or solicit votes in favor of such Departing Designee and (y) no holder of Ordinary Shares shall be required to cause the Ordinary Shares owned by such shareholder or its Affiliates to be voted in favor of the reelection of such Departing Designee.

(f) The Investor Designees, in addition to all current directors, will be required to: (i) comply with all policies, procedures, processes, codes, rules, standards and guidelines applicable to members of the Board (including with respect to confidentiality); and (ii) complete the Company’s standard director and officer questionnaire and other reasonable and customary director onboarding documentation reasonably requested by the Company in connection with the election of Board members and applicable generally to all such Board members.

(g) As a condition to the issuance or sale of any New Securities, Iterum shall cause any recipient of New Securities representing, together with its Affiliates, an Applicable Percentage of 10% or more acquired from Iterum in a private placement to execute a joinder to this Agreement or another instrument satisfactory to the Major Investors, in each case in which such recipient of New Securities agrees to be bound by the terms of this Section 7 and Section 5.5 of the Purchase Agreement. As a condition to the transfer, sale, assignment or other disposition of Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares (including the Exchange Notes) by any Purchaser party to this Agreement other than the Wellington Entities (other than a registered public secondary sale or a bona fide pro rata distribution to the limited partners of such Purchasers), such Purchaser shall cause the transferee to execute a joinder to this Agreement or another instrument satisfactory to the Major Investors and Iterum, in each case in which such transferee agrees to be bound by the terms of this Section 7 and Section 5.5 of the Purchase Agreement. The provisions of this Section 7(g) shall cease to apply (x) with respect to the agreement to be bound by Section 5.5 of the Purchase Agreement, when all approvals described in such Section have been received, and (y) with respect to all other provisions of this Section 7(g), when the Major Investors cease to be entitled to designate Investor Designees in accordance with this Section 7. As a condition to the transfer, sale, assignment or other disposition of RLNs by any Purchaser party to this Agreement other than the Wellington Entities (other than a registered public secondary sale or a bona fide pro rata distribution to the limited partners of such Purchasers), such Purchaser shall cause the transferee to execute a joinder to this Agreement or another instrument satisfactory to the Major Investors providing the acknowledgments and agreements set forth in Section 9(m) and (n).

(h) Subject to applicable law and listing requirements, the Investor Designees shall be entitled to be a member of any committee of the Board (including an executive or similar committee).

(i) Notwithstanding anything to the contrary in this Agreement, neither the Board nor any committee of the Board shall be under any obligation to nominate or recommend an Investor Designee if, as determined in good faith by the other directors of the Board or any applicable committee thereof based on advice of outside counsel, service by such nominee as a director would reasonably be expected to violate applicable law or the rules or regulations of the primary stock exchange or quotation system on which the Ordinary Shares are listed or quoted. Accordingly, if such requirements are not met and/or such good faith determination is made by the other directors of the Board or applicable committee thereof, the Major Investors shall promptly take all appropriate action to cause any such Investor Designee to resign from the Board, and shall, if required, vote its voting securities in favor of removal of any Investor Designee and any applicable meeting of shareholders.

(j) Any person designated by the Major Investors as an Investor Designee must: (i) qualify as “independent” pursuant to Nasdaq listing standards and satisfy the requirements of all applicable Nasdaq and SEC rules and regulations (including all independence and other criteria required for membership of any committee of the Board on which the Investor Designee is proposed to serve), and (ii) possess the requisite financial and business experience to serve as a director of Iterum (it being understood that each of the executives and investment professionals employed by the Major Investors or their Affiliates shall be deemed to possess such experience). If the Board and all applicable committees of the Board reasonably determine that an Investor Designee satisfies the criteria in the foregoing sentence, the Board shall nominate and appoint such Investor Designee to the Board.

(k) For so long as the Major Investors, collectively, and together with their Affiliates, have the Applicable Percentages set forth in Section 7(b), in the event that any institutional shareholder of Iterum has appointed or designated a person to serve on the board of directors or similar governing body of any Subsidiary of Iterum (a “Subsidiary Board”), the Major Investors shall be entitled to designate a number of Investor Designees to the Subsidiary Board equal to the greater of (x) one Investor Designee or (y) such other number of Investor Designees such that the proportionate representation of Investor Designees on such Subsidiary Board approximates, as closely as possible, the proportionate representation of Investor Designees on the Board.

(l) Commencing upon the delivery of a Designation Notice, each of the Purchasers other than the Wellington Entities covenants and agrees solely with Iterum that such Purchaser shall, cause the voting of all such Ordinary Shares or other outstanding voting equity securities owned (whether beneficially or of record) by them or otherwise available to be voted by them or any of their Affiliates from time to time (whether at any annual or extraordinary general meeting of the shareholders, by written consent or otherwise), in favor of the election of the Investor Designees to the Board and against any proposal to remove such Investor Designees. Notwithstanding any other provision in this Agreement (but without limiting the obligations of Iterum under this Section 7), if the agreement of any Purchaser to vote or cause to be voted Ordinary Shares or other equity securities in favor of the election of an Investor Designee pursuant to this Section 7 would be deemed to cause the offering of Notes to Purchasers to constitute a change of control in violation of applicable Nasdaq, SEC or other rules, or otherwise violate applicable Nasdaq, SEC or other rules, such agreement shall not be deemed effective until such time as such violation ceases to exist.

8. Confidentiality. Each Purchaser agrees that such Purchaser will keep confidential and will not disclose or divulge any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 8 by such Purchaser), (b) is or has been independently developed or conceived by such Purchaser without use of the Company’s confidential information, or (c) is or has been made known or disclosed to such Purchaser by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that a Purchaser may disclose confidential information (i) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with matters related to the Company; (ii) to any prospective purchaser of any Registrable Securities from such Purchaser, if such prospective purchaser agrees to be bound by the provisions of this Section 8; (iii) to any Affiliate or its or their general or limited partners, members, stockholders, employees, officers or directors, in the ordinary course of business, provided that such Purchaser informs such person that such information is confidential and directs such person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, regulation, rule, court order, arbitration order or subpoena, provided that such Purchaser promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. Each Purchaser acknowledges and agrees that the securities laws of the United States and other jurisdictions contain prohibitions on the trading in the securities of Iterum while in possession of material nonpublic information regarding Iterum, and agrees to comply with such restrictions.

9. Miscellaneous.

(a) Amendments and Waivers. This Agreement (other than Sections 6 and 7) may be amended only by a writing signed by the Company, the Guarantors and the Required Purchasers. Other than with respect to Sections 6 and 7, the Company and the Guarantors may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company and the Guarantors shall have obtained the written consent to such amendment, action or omission to act of the Required Purchasers. Any amendment to Sections 6 or 7, or the defined terms used therein, shall be made by a writing signed by the Company, the Guarantors and the Major Investors; provided that consent of a Purchaser is required in the event that any such amendment would adversely affect the rights of such Purchaser in a material and disproportionate manner relative to the Major Investors or relative to other Purchasers hereunder. The Company and the Guarantors may take any action prohibited by Section 6 or 7, or omit to perform any act required by Section 6 or 7 to be performed by it, only if the Company and the Guarantors shall have obtained the written consent to such amendment, action or omission to act of the Major Investors.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 6.1 of the Purchase Agreement.

(c) Assignments and Transfers by Purchasers. The provisions of this Agreement shall be binding upon and inure to the benefit of the Purchasers and their respective successors and assigns. A Purchaser may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Purchaser to such person, provided that such Purchaser complies with all laws applicable thereto and the provisions of the Purchase Agreement, the Indenture, the Notes, the RLN Indenture and the RLNs and provides written notice of assignment to the Major Investors, the Company and the Guarantors prior to such assignment being effected, and such transferee agrees in writing and as a condition to the receipt of Registrable Securities to be bound by all of the provisions contained herein.

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company or the Guarantors (whether by operation of law or otherwise) without the prior written consent of the Required Purchasers, which must include the Major Investors for so long as the Major Investors (collectively and together with their Affiliates) own at least 10% of the outstanding Notes and at least 10% of the outstanding RLNs; provided, however, that in the event that the Company or a Guarantor is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Ordinary Shares are converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company or such Guarantor, as applicable, hereunder, and the term “Company”, “Iterum”, “Subsidiary Guarantor(s)” or “Guarantor(s)”, as applicable, shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Purchasers in connection with such transaction unless such securities are otherwise freely tradable by the Purchasers after giving effect to such transaction.

(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Counterparts. This Agreement may be executed in several counterparts, and by each Party on separate counterparts, each of which and any photocopies or other electronic transmission (including by PDF) thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Specific Performance. Without limiting remedies that may be available at law or in equity, and without limiting Section 2(e)(ii), the parties acknowledge that any failure by any party to comply with their obligations under Section 6 or Section 7 hereof would result in material irreparable injury to the Major Investors for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Major Investors may specifically enforce the parties’ obligations under Section 6 or Section 7 without the need to show actual damages and without the need to post a bond or other security.

(l) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the choice of law principles thereof. Each Party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a Party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or other proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or other proceeding by mailing a copy thereof via registered or certified United States mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

(m) Standstill. Each of the Purchasers covenants and agrees, that in the event that one or more Purchasers are, or are deemed to be, ‘acting in concert’ (within the meaning of the Irish Takeover Rules), at any time in the future when the aggregate holding of the parties acting in concert exceeds 30% of the share capital of Iterum, no such Purchaser shall acquire shares in Iterum or the Company in circumstances which would trigger a requirement for a mandatory offer under the Irish Takeover Rules and such Purchasers shall enter into a customary standstill agreement with customary terms, conditions and indemnities giving further effect to provisions of this Section 9(m).

(n) Acknowledgement of Holder Representative. Each Purchaser hereby expressly acknowledges and agrees to the appointment of the Holders’ Representative, the rights provided thereto, and the obligations of the Purchasers in connection therewith (including the obligations of the Purchasers to indemnify and hold the Holders’ Representative harmless) pursuant to RLN Indenture.

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:

ITERUM THERAPEUTICS BERMUDA LIMITED

By:
Name:
Title:

ITERUM:

ITERUM THERAPEUTICS PLC

By:
Name:
Title:

SUBSIDIARY GUARANTOR:

ITERUM THERAPEUTICS INTERNATIONAL LIMITED

By:
Name:

Title:

SUBSIDIARY GUARANTOR:

ITERUM THERAPEUTICS US LIMITED

By:
Name:
Title:

SUBSIDIARY GUARANTOR:

ITERUM THERAPEUTICS US HOLDING LIMITED

By:
Name:
Title:

PURCHASERS:

ADVENT LIFE SCIENCES LLP

By:
Name:
Title:

ADVENT LIFE SCIENCES FUND II LP

By: Advent Life Sciences LLP, its General Partner

By:
Name:
Title:

ARIX BIOSCIENCE HOLDINGS LIMITED

By:
Name:
Title:

CANAAN X L.P.

By: Canaan Partners X LLC, its general partner

By:
Name:

Title:

FRAZIER HEALTHCARE VII, L.P.

By: FHM VII, LP, its general partner
By: FHM VII, LLC, its general partner

By:
Name:
Title:

FRAZIER HEALTHCARE VII-A, L.P.

By: FHM VII, LP, its general partner
By: FHM VII, LLC, its general partner

By:
Name:
Title:

NEW LEAF VENTURES III, L.P.

By: New Leaf Venture Associates III, L.P.
Its: General Partner

By: New Leaf Venture Management III, L.L.C.
Its: General Partner

By:
Name:
Title:

NEW LEAF BIOPHARMA OPPORTUNITIES II, L.P.

By: New Leaf BPO Associates II, L.P.
Its: General Partner

By: New Leaf BPO Management II, L.L.C.
Its: General Partner

By:
Name:
Title:

SOFINNOVA VENTURE PARTNERS IX, L.P.

By: Sofinnova Management IX, L.L.C.
its General Partner

By:
Name:
Title:

DOMAIN PARTNERS IX, L.P.

By: One Palmer Square Associates IX, L.L.C.

By:
Name:
Title:

PIVOTAL BIOVENTURE PARTNERS FUND I, LP

By: Pivotal bioVenture Partners Fund I GP, LP
By: Pivotal bioVenture Partners Fund I GP U.G.P., Ltd.

By:
Name:
Title:

SALTHILL INVESTORS (BERMUDA) L.P.

By: Wellington Management Company LLP, as investment adviser

By:
Name:
Title:

SALTHILL PARTNERS, L.P.

By: Wellington Management Company LLP, as investment adviser

By:
Name:
Title:

SARISSA CAPITAL OFFSHORE MASTER FUND LP

By:
Name:
Title:

SARISSA CAPITAL CATAPULT FUND LLC

By:
Name:
Title:

SARISSA CAPITAL HAWKEYE FUND LP

By:
Name:
Title:

RA CAPITAL HEALTHCARE FUND, L.P.

By: RA Capital Healthcare Fund GP, LLC
Its General Partner

By:
Name:
Title:

BLACKWELL PARTNERS LLC – SERIES A

By:
Name:
Title:

By:
Name:
Title:

2B LLC
By: SilverArc Capital Management, LLC acting as Investment manager.

By:
Name:
Title:

683 CAPITAL PARTNERS, LP

By:
Name:
Title:

CVI INVESTMENTS, INC.

By: Heights Capital Management, Inc., its authorized signatory

By:
Name:
Title:

EMPERY MASTER ONSHORE, LLC

By: Empery Asset Management LP, its authorized agent

By:
Name:
Title:

EMPERY TAX EFFICIENT, LP

By: Empery Asset Management LP, its authorized agent

By:
Name:
Title:

EMPERY TAX EFFICIENT II, LP

By: Empery Asset Management LP, its authorized agent

By:
Name:
Title:

NORTH SOUND TRADING, LP

By:
Name:
Title:

LINCOLN PARK CAPITAL FUND, LLC

By: Lincoln Park Capital, LLC
By: Rockledge Capital Corporation

By:
Name:
Title:

S.H.N FINANCIAL INVESTMENTS LTD

By:
Name:
Title:

SABBY VOLATILITY WARRANT MASTER FUND, LTD.

By:
Name:
Title:

SILVERARC CAPITAL ALPHA FUND I, L.P.

By: SilverArc Capital Management, LLC acting as Investment manager.

By:
Name:
Title:

SILVERARC CAPITAL ALPHA FUND II, L.P.

By: SilverArc Capital Management, LLC acting as Investment manager.

By:
Name:
Title:

GARY D. COHN

By:
Name: Gary D. Cohn

EXHIBIT A

Plan of Distribution